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                                                                 EXHIBIT 10.16


                                           ***Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                         Under 17 C.F.R. Sections 200.80(b)(4),
                                                             200.83 and 230.406


                           SOFTWARE LICENSE AGREEMENT

     This Software License Agreement ("Agreement") entered on September 23, 1998 by and between ASSIST CORNERSTONE TECHNOLOGIES, INC., ("ASSIST") and 800.COM, Inc., ("LICENSEE").

                                    RECITALS

     WHEREAS, ASSIST owns and desires to license its computer software and related documentation; and

     WHEREAS, LICENSEE desires to obtain a non-exclusive license to use ASSIST'S computer software and related documentation.

     NOW, THEREFORE, the parties intending to be legally bound agree as follows:

     1. DEFINITIONS. When used in this Agreement, these terms shall have the following meanings:

          (a) LICENSED SOFTWARE means the software delivered to LICENSEE in accordance with the terms of this Agreement and described as follows:

          General Lodger, Accounts Payable, Accounts Receivable, Purchasing, Order Entry, Catalogue, Inventory, Sales Analysis, and EIS.

          (b) RELATED DOCUMENTATION means reference manuals which provide field by field descriptions for each software module licensed,

     2. WARRANTY ASSIST warrants that each item of Software and any upgrade is free from defects in workmanship and material and shall function substantially as described in the Related Documentation for a period of three (3) months from the date the Software item or upgrade is shipped by ASSIST.

          ASSIST hereby represents and warrants that the Software is year 2000 ready. By year 2000 ready, we mean that the Software, when used in accordance with the Related Documentation, is capable of correctly processing, providing and/or receiving date data within and between the 20th and 21st centuries, provided that all products ( including hardware, software, and firmware ) used with the Software properly exchange accurate date data with it.

If any item of Software fails to so function during its warranty period, ASSIST will provide a suitable fix, patch or workaround for the problem or replace the item. THE FOREGOING WARRANTIES AND LIMITATIONS ARE EXCLUSIVE REMEDIES AND ARE IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED,



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INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE.

     3. GRANT OF LICENSE. ASSIST grants LICENSEE a non-exclusive, non-transferable license to use the ASSIST Modules listed in Paragraph l(a) above and Related Documentation.

     LICENSEE shall have the right to customize the Licensed Software for its own internal use; provided that if LICENSEE in any fashion modifies or customizes the Licensed Software, ASSIST shall have the right to choose whether it will or will not offer Licensed Software maintenance and support to LICENSEE. In the event any modification and/or enhancement to the licensed Software is created by LICENSEE or ASSIST at LICENSEE's request, all rights to the enhancement or modification shall be owned by ASSIST, including any and all derivative rights, moral rights, conceptual rights, patent rights, copyright or other intellectual property rights. LICENSEE agrees to and hereby does assign to ASSIST any and all such rights in such enhancement and/or modifications for ASSIST's sole and exclusive use.

     ASSIST agrees to provide at no additional cost transfer media including diskettes, tapes, and/or data cartridges, and to replace defective diskettes, tapes and/or data cartridges during the initial installation and warranty.

     ASSIST agrees to provide at no additional cost as part of the license, one set of Related Documentation for each module licensed. Additional sets of Related Documentation may be licensed by LICENSEE at the rate then being charged by ASSIST.

     4. RIGHTS AND RESPONSIBILITIES OF LICENSEE.  LICENSEE shall:

          (a) Use the Licensed Software only in connection with its own options and only on the IBM AS/400 Computer, Model 170-2291, identified by the CPU Serial Number of______________;

          (b) Refrain from selling, renting, leasing, or otherwise transferring or assigning its right to use any or all of the Licensed Software and Related Documentation.

          (c) Other than to create backup copies of the Licensed Software for disaster recovery, not copy, modify, enhance, or translate the Licensed Software or Related Documentation without the prior written consent of ASSIST. LICENSEE shall not disclose, publish, transfer, translate, release or otherwise make available the Licensed Software or Related Documentation, in any form, to any person, (other than an employee of LICENSEE who requires such information to use the Licensed Software), or to another entity, without prior written consent of ASSIST.

          (d) Not remove ASSIST's copyright notices from any copies of the Licensed Software made for purposes of backup.


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          (e) Pay any and all applicable sales, use, income or excise tax levied as a result of this grant of license and the services provided hereunder. LICENSEE shall be responsible for the payment of any property tax levied as a result of the ownership or grant of this License or the ownership or use of the Licensed Software and Related Documentation pursuant to this License.

     5. PROPRIETARY DATA; CONFIDENTIALITY. LICENSEE acknowledges that the information contained in the Licensed Software and Related Documentation is confidential and contains trade secrets and proprietary data belonging to ASSIST and that the presence of copyright notices on the median containing the Licensed Software or the Related Documentation does not constitute publication or otherwise impair the confidential nature thereof. LICENSEE shall implement all reasonable measures in its use of the Licensed Software and Related Documentation necessary to safeguard ASSIST's ownership of, and the confidentiality of the Licensed Software modules listed in 1(a) above. LICENSEE and ASSIST recognize that during the course of the installation, service and support of the Licensed Software system, ASSIST employees may at LICENSEE's request, have access to information about LICENSEE, LICENSEE affiliates or LICENSEE's customers. ASSIST and its employees shall keep confidential and shall not disclose to third parties any information including financial information or any other information which ASSIST views or obtains in connection with the installation and ongoing maintenance of the Licensed Software system.

     6. INFRINGEMENT. ASSIST represents that it owns all the Licensed Software and Related Documentation and ASSIST will defend at its expense any claim or action brought against LICENSEE to the extent that such claim or action is based upon a claim that the Licensed Software or Related Documentation, used within the scope of this Agreement by LICENSEE infringes on a United States copyright, United States patent or trade secret. ASSIST will pay all adjudicated claims and all settlements entered into and all damages and costs awarded against LICENSEE including but not limited to reasonable attorneys fees that are awarded against LICENSEE provided that:

          (a) LICENSEE gives ASSIST immediate written notice of all claims of any such infringement and any suits brought or threatened against LICENSEE due to such infringement;

          (b) LICENSEE gives ASSIST authority to assume the defense through its own counsel and to compromise or settle any such suits (any non-adjudicated settlement must be agreed to by ASSIST);

          (c) LICENSEE provides full information, cooperation, and support necessary to assist defense or settlement of the claim;

          (d) Such action is not based on any copyright, trade secret, patent or other proprietary information where

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               (i) the software has been altered by LICENSEE if such
infringement would have been avoided by the use of unaltered software; or

               (ii) the use of the Licensed Software with non-ASSIST software system or data, if such infringement would have been avoided by the use of the Licensed Software without such other software, system or data; and

          (e) LICENSEE has obtained or will obtain all third party software and licenses which are necessary to operate the Licensed Software.

     The foregoing states the entire liability of ASSIST with respect to infringement or claimed infringement of any copyrights, patents or trade secrets or other intellectual property rights by the Licensed Software and Related Documentation or any part thereof.

     7. LICENSE FEE. In consideration of the license granted hereby, LICENSEE shall pay ASSIST a single one-time license fee of [...***...]. The license fee is based on the size of the IBM AS/400 processor on which the Licensed Software is licensed to run. If the LICENSEE upgrades the IBM AS/400 processor, LICENSEE shall notify ASSIST of such upgrade, and ASSIST has the right to appropriately increase the license fee and any such increase will be based on the difference in price between the size of processor on which the Licensed Software is licensed to run and the upgraded model.

     8. TERMS Upon execution of this Agreement, ASSIST shall make available to LICENSEE, the Licensed Software and Related Documentation and company personnel to install and train LICENSEE's employees to use said system.

          (a) LICENSEE agrees to pay [...***...] the full amount of the license fee upon execution of this Agreement. [...***...] of the full amount on October 15th, 1998. [...***...] of the full amount upon completion of the installation and pilot test. The remaining [...***...] of the full license fee will be paid upon going live or January 31st, 1998 whichever occurs first.

          (b) LICENSEE acknowledges and agrees that it has been informed that the Licensed Software contains a "time bomb" which will not be deactivated until LICENSEE has paid ASSIST for the full amount of the license fee.

     9. LIMITED WARRANTY. LICENSEE accepts the Licensed Software for the functions it will perform for LICENSEE, LICENSEE having conducted its own investigation therein.

     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ASSIST DOES NOT MAKE, AND LICENSEE HEREBY EXPRESSLY WAIVES, ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY AND ALL WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ASSIST BE

                        *CONFIDENTIAL TREATMENT REQUESTED

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LIABLE FOR ANY DAMAGES, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES,
ARISING OUT OF THE USE OR PERFORMANCE OF THE SOFTWARE PROVIDED By ASSIST HEREUNDER, EVEN IF ASSIST HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL ASSIST BE LIABLE TO LICENSEE OR ANY THIRD PARTY FOR ANY REASON.

     LIMITATION OF LIABILITY. Except for claims of infringement, as provided herein, and except for loss caused to LICENSEE by intentional acts or omissions by ASSIST, the entire liability of ASSIST for any claim of defect or breach of warranty, and the sole exclusive remedy of LICENSEE shall be the replacement of any transfer media which does not meet the limited warranty. EXCEPT AS OTHERWISE PROVIDED HEREIN, IN NO EVENT WILL ASSIST OR ANY OF ITS OFFICERS, EMPLOYEES, OR AGENTS BE LIABLE FOR ANY DAMAGES, INCLUDING BUT NOT LIMITED TO, LOST PROFITS, LOST SAVINGS OR OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE USE OF, INABILITY TO USE, OR THE RESULT OF USING LICENSED SOFTWARE AND RELATED DOCUMENTATION, EVEN IF ASSIST HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR ANY CLAIM BY ANY PARTY.

     10. MAINTENANCE AND SUPPORT. As and when available from time to time and when generally released by ASSIST to its customers, ASSIST shall provide to LICENSEE updates and upgrades for the Licensed Software and make available to LICENSEE across via telephone, Support through the Assist support desk, for advise regarding the use of the Licensed Software. At the expiration of the three month warranty, LICENSEE shall pay an annual fee for ongoing software Support and upgrades at the rate established by ASSIST, which is currently [...***...] of the list price of the software. If LICENSEE upgrades the Licensed Software, it is entitled to one copy of the latest Related Documentation for each module installed. Additional Related Documentation may be licensed by LICENSEE at the rate then being charged by ASSIST. Support does not include, among other things, supporting custom programs or fixing and/or modifying any data. If LICENSEE does not elect to pay an annual fee for ongoing software Support and upgrades, LICENSEE may elect to pay ASSIST the hourly and per/call rate then being charged by ASSIST for ongoing Support and LICENSEE shall also pay the software upgrade charge set by ASSIST if LICENSEE desires the software upgrades. Any requested Related Documentation will be provided to LICENSEE at the rate then being charged by ASSIST.

     11. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Utah, and any action hereunder shall be brought in Salt Lake County, State of Utah.

     12. LICENSED SOFTWARE AND RELATED DOCUMENTATION OWNERSHIP. LICENSEE acknowledges that ASSIST is the sole owner and developer of the Licensed Software and Related Documentation. All rights, title and interest in or to the Licensed Software and Related

                        *CONFIDENTIAL TREATMENT REQUESTED

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Documentation, and any copyrights, including moral rights, and all rights to make reproductions and any information on or contained within the Licensed Software, and all trademarks, patents or trade secrets associated with the Licensed Software, wherever resident and on whatever media, shall remain with ASSIST. LICENSEE shall take all reasonable steps necessary to protect the proprietary nature of the software and Related Documentation against any unauthorized use and/or disclosure.

     13. ASSISTANCE by LICENSEE. LICENSEE shall provide ASSIST with full, good faith cooperation and such information as may be required by ASSIST in order to provide the services hereunder. In particular, LICENSEE shall:

          (a) provide ASSIST with specific and detailed information concerning LICENSEE's workflow and procedures as they related to the Licensed Software;

          (b) make available to ASSIST the data and files needed to implement and test the Licensed Software; and

          (c) make available to ASSIST, personnel of LICENSEE for the development and testing of the Licensed Software and training users hereof.

     14. MISCELLANEOUS. The following miscellaneous provisions shall apply to this Agreement:

          (a) MODIFICATION OF AGREEMENT. This Agreement can only be modified by a separate writing, other than an instrument of payment, signed by all parties.

          (b) DEFAULT. If either party defaults in any of the covenants or agreements herein contained, the defaulting party will pay all costs and expenses, including reasonable attorneys fees, incurred by the other party in enforcing its rights arising under this Agreement, whether incurred through legal action or otherwise, including reasonable attorneys fees incurred in enforcing any arbitration award or decision.

          (c) ENFORCEMENT. LICENSEE acknowledges that any remedy of law for breach of any confidentiality provisions or non-disclosure provisions herein would be inadequate, acknowledges that ASSIST would be irreparably damaged by any actual or threatened breach thereof, and agrees that ASSIST shall be entitled to an injunction restraining LICENSEE from any actual or threatened breach of such provision, as well as any further appropriate equitable relief without any bond, or other security being required. In addition to the foregoing, ASSIST shall be entitled to any remedies available at law, equity, or by statute.

          (d) SEVERABILITY. If and to the extent that any court of competent jurisdiction holds any Provision or any part hereof to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

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          (e) WAIVER. No failure by either party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement, or to exercise any right or remedy upon the breach thereof, shall constitute a waiver of any breach of this Agreement.

          (f) ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, negotiations, and understandings between the parties.

     15. ASSIGNMENT. Customer may transfer or assign its rights under this agreement to a third party located in Canada or the USA who has purchased all or substantially all of the customers assets or capital stock who is not a competitor of Assist and who agrees in writing in advance to be bound by the terms herein. Except as provided above Customer is prohibited from transferring or assigning, encumbering or otherwise pledging any of its rights or obligations under this agreement without prior written consent of Assist which shall not be unreasonably denied.

     16. ACKNOWLEDGMENT. LICENSEE ACKNOWLEDGES THAT ITS AUTHORIZED AGENTS HAVE READ AND UNDERSTAND THIS SOFTWARE LICENSE AGREEMENT, AND THAT THE LICENSEE AGREES TO BE BOUND BY ITS TERMS, AND CONDITIONS. LICENSEE ACKNOWLEDGES THAT THIS WRITTEN AGREEMENT EXPRESSES THE ENTIRE AGREEMENT BETWEEN LICENSEE AND ASSIST AND SUPERCEDES ANY PRIOR COMMUNICATIONS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

     17. NOTICE. Any notice required or permitted to be sent under this Agreement, shall be delivered by hand or mailed by registered or certified mail, return receipt requested, to 800.COM, Inc. at 513 NW 13th Ave, Suite 500, Portland, OR 97209 and to ASSIST CORNERSTONE TECHNOLOGIES, INC., at 77 West 200 South, Suite 500, Salt Lake City, Utah 84101.

     IN WITNESS WHEREOF, the parties have signed this Software License Agreement as of the date above first written.

ASSIST CORNERSTONE                         LICENSEE
TECHNOLOGIES, INC.

Signature: /s/ Russell Wilsing             Signature: /s/ Gregory L. Drew
          ---------------------------                ---------------------------

Name: Russell Wilsing                      Name: Gregory L. Drew
     --------------------------------           --------------------------------

Title: CFO                                 Title: PRESIDENT, CEO
      -------------------------------            -------------------------------


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